LORD ABBETT EQUITY TRUST

Lord Abbett Calibrated Mid Cap Value Fund

Supplement dated December 1, 2018 to the

Summary Prospectus, Prospectus, and Statement of Additional Information

dated December 1, 2018

The prospectus of the Lord Abbett Calibrated Mid Cap Value Fund (the “Fund”) is supplemented with the following:

The Board of Trustees of the Fund (the “Board”), upon the recommendation of Lord, Abbett & Co. LLC (“Lord Abbett”), has approved a proposal to reorganize the Fund into another similarly managed fund, Lord Abbett Mid Cap Stock Fund, Inc. (“Mid Cap Stock Fund”), to create a single larger fund (the “Reorganization”). This proposed Reorganization is expected to result in cost savings for the Fund and its shareholders.  A full description of Mid Cap Stock Fund, the similarities and differences between it and the Fund, and the proposed Reorganization will be contained in a prospectus/proxy statement, expected to be mailed to shareholders in January 2019, that will solicit shareholder votes to approve the proposed Reorganization.

Under the terms of the proposed Reorganization, the assets and liabilities of the Fund will be transferred to Mid Cap Stock Fund in return for shares of Mid Cap Stock Fund (the “Reorganization Shares”) with equal total net asset value as of the valuation date and time described. The Reorganization Shares will be distributed pro rata to shareholders of the Fund in exchange for their Fund shares, in complete liquidation of the Fund. Shareholders will receive Reorganization Shares of the same class as the Fund shares they held.

The Reorganization is expected to be tax free for federal income tax purposes. Despite the tax-free nature of the Reorganization itself, the Fund may dispose of certain portfolio holdings as part of a portfolio repositioning prior to and in connection with the Reorganization. Any such dispositions may result in brokerage commissions or other transaction costs, and such transactions are expected to generate capital gains. Any capital gains recognized in these transactions on a net basis, after reduction by any available losses, will be distributed to the Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses) during or with respect to the year of sale, and such distributions will generally be taxable to shareholders. Because the Reorganization will end the tax year of the Fund, it will accelerate distributions to shareholders from the Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will include any capital gains resulting from portfolio turnover prior to consummation of the Reorganization that were not previously distributed and after reduction by any available losses. Consequently, Fund shareholders may well receive higher capital gain and ordinary dividend distributions than they would have received absent such portfolio turnover. The amount of capital gain or ordinary dividend distributions will be affected by the extent to which the Fund repositions its portfolio and the extent to which the Fund realizes gains from the sale of portfolio securities. The tax impact of any such distributions to an individual shareholder of the Fund will depend on whether the shareholder holds shares in a taxable account and other factors specific to each shareholder.

The Reorganization requires, among other conditions, the approval of the Fund’s shareholders. Accordingly, at a special shareholder meeting scheduled to be held on or about February 8, 2019,

shareholders of record of the Fund as of November 30, 2018 (the “Record Date”) will be asked to approve the Reorganization. Only shareholders of the Fund as of the Record Date may vote on the Reorganization. If shareholders approve the Reorganization and certain other conditions are satisfied, the Reorganization is expected to be completed as soon as practicable after the shareholder meeting. If shareholder approval of the Reorganization is delayed, the Reorganization will be completed as soon as practicable after obtaining shareholder approval.

Other Information

Before the close of the proposed Reorganization, shareholders may redeem their shares of the Fund and receive the net asset value thereof, subject to any applicable contingent deferred sales charges (CDSC) or fees, pursuant to the procedures and restrictions set forth in the Prospectus, or exchange their shares of the Fund for shares of the same class of another fund in the Lord Abbett Family of Funds that offers that class, pursuant to the procedures and restrictions set forth in the Prospectus.

The Board and Lord Abbett Distributor LLC, the Fund’s distributor, each reserves the right at any time to modify or eliminate the terms described above, including on a case-by-case basis.

Please retain this document for your future reference.

The foregoing is not a solicitation of any proxy. Once the Prospectus/Proxy Statement regarding the Reorganization has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and has become effective, a free copy of the Prospectus/Proxy Statement will be available and will provide important comparative information about each Fund’s objectives, strategies, risks, and fees and expenses. To obtain a free copy of the Prospectus/Proxy Statement, please call 1-888-522-2388 after January 10, 2019 or visit www.lordabbett.com. You should carefully read and consider the Prospectus/Proxy Statement before voting on the Reorganization. The Prospectus/Proxy Statement also will be available without charge on the SEC’s web site (www.sec.gov).